EXHIBIT 99.1
W. P. Carey & Co. LLC
Supplemental Operating and Financial Data
As of December 31, 2010

Important Disclosures About this Supplemental Package
As used in this supplemental package, the terms “the Company,” “we,” “us” and “our” include W. P. Carey & Co. LLC, its consolidated subsidiaries and predecessors, unless otherwise indicated.
Important Note Regarding Non-GAAP Financial Measures
This supplemental package includes non-GAAP financial measures, including earnings before interest, taxes, depreciation and amortization (“EBITDA”), funds from operations — as adjusted (“AFFO”), adjusted cash flow from operating activities and revenue stability analysis. A description of these non-GAAP financial measures and reconciliations to the most directly comparable GAAP measures are provided in this supplemental package.
Forward-Looking Statements
This supplemental package contains forward-looking statements within the meaning of the Federal securities laws. It is important to note that our actual results could be materially different from those projected in such forward-looking statements. You should exercise caution in relying on forward-looking statements as they involve known and unknown risks, uncertainties and other factors that may materially affect our future results, performance, achievements or transactions. Information on factors which could impact actual results and forward-looking statements contained herein is included in our filings with the SEC, including but not limited to our Annual Report on Form 10-K for the year ended December 31, 2010. We do not undertake to revise or update any forward-looking statements.

W. P. CAREY & CO. LLC
Supplemental Operating and Financial Data
As of December 31, 2010

Contents
Company Overview	4
Financial Highlights	5
Reconciliation of Net Income to EBITDA	6
Reconciliation of Net Income to Funds From Operations — as adjusted (AFFO)	7
Adjusted Cash Flow from Operating Activities	8
Revenue Stability Analysis	9
Portfolio Debt Overview	10
Detailed Debt Summary	11
2010 Investment Activity	13
Portfolio Analysis — Rent Contribution and Historical Occupancy	15
Portfolio Diversification Analysis by Property Type	16
Portfolio Diversification Analysis by Tenant Industry	17
Portfolio Diversification Analysis by Geography	18
Portfolio Lease Maturity Analysis	19
Consolidated Balance Sheets	20
Consolidated Statements of Income	21
Consolidated Statements of Cash Flows	22
Detailed Property Summary	23

W. P. CAREY & CO. LLC
Company Overview
December 31, 2010

Key Company Contacts		Executive Offices
Wm. Polk Carey	Chairman of the Board and Director	50 Rockefeller Plaza
Trevor P. Bond	President, Chief Executive Officer and Director	New York, NY 10020
Thomas E. Zacharias	Managing Director, Chief Operating Officer	Tel: 1-800-WPCAREY or (212) 492-1100
Mark J. DeCesaris	Managing Director, Chief Financial Officer	Fax: (212) 492-8922
Susan C. Hyde	Managing Director, Director of Investor Relations	Web Site Address: www.wpcarey.com

Banks
Bank of America, N.A.	Administrative and Documentation Agent
The Bank of New York	Syndication Agent
JPMorgan Chase Bank, N.A.	Syndication Agent
PNC Bank, N.A.	Syndication Agent

Analyst Coverage
David M. West	Davenport & Company, LLC
Andrew T. DiZio	Janney Montgomery Scott LLC

	Fourth Quarter	Third Quarter	Second Quarter	First Quarter	Fourth Quarter
Stock Data (NYSE: WPC)	2010	2010	2010	2010	2009
High Price	$33.97	$30.86	$31.00	$30.32	$29.80
Low Price	$28.83	$26.49	$26.61	$24.69	$25.50
Closing Price	$31.29	$28.95	$27.64	$29.38	$27.68

Distributions declared per share — annualized (1)	$2.04	$2.03	$2.02	$2.02	$2.01

Distribution yield (annualized distribution / closing stock price)	6.52%	7.01%	7.31%	6.86%	7.26%

Shares outstanding at quarter end	39,454,847	39,481,027	39,323,929	39,220,182	39,204,605

Market value of outstanding shares at quarter end (in thousands)	$1,234,542	$1,142,976	$1,086,913	$1,152,289	$1,085,183

(1)	Annualized distribution declared per share for the fourth quarter of 2009 excludes a special distribution of $0.30 per share paid in January 2010 to shareholders of record at December 31, 2009.

W. P. CAREY & CO. LLC
Financial Highlights
(in thousands, except per share amounts)
These financial highlights include non-GAAP financial measures, including earnings before interest, taxes, depreciation and amortization (“EBITDA”), funds from operations — as adjusted (“AFFO”) and adjusted cash flow from operating activities. A description of these non-GAAP financial measures and reconciliations to the most directly comparable GAAP measures is provided on the following pages.

	Three months ended					Years ended December 31,
	December 31, 2010	September 30, 2010	June 30, 2010	March 31, 2010	December 31, 2009	2010	2009	2008
EBITDA
Investment management	$31,055	$12,139	$22,273	$14,899	$18,892	$80,366	$54,179	$61,805
Real estate ownership	10,679	17,994	17,637	13,813	20,883	60,123	77,674	84,408

Total	$41,734	$30,133	$39,910	$28,712	$39,775	$140,489	$131,853	$146,213

AFFO
Investment management	$23,511	$10,393	$22,670	$12,089	$16,802	$68,663	$55,550	$49,119
Real estate ownership	12,766	17,214	16,250	15,977	16,871	62,207	67,326	75,331

Total	$36,277	$27,607	$38,920	$28,066	$33,673	$130,870	$122,876	$124,450

EBITDA Per Share (Diluted)
Investment management	$0.77	$0.31	$0.56	$0.38	$0.47	$2.01	$1.36	$1.54
Real estate ownership	0.27	0.45	0.45	0.35	0.52	1.50	1.96	2.10

Total	$1.04	$0.76	$1.01	$0.73	$0.99	$3.51	$3.32	$3.64

AFFO Per Share (Diluted)
Investment management	$0.58	$0.26	$0.57	$0.31	$0.41	$1.72	$1.39	$1.22
Real estate ownership	0.32	0.43	0.41	0.40	0.42	1.55	1.70	1.87

Total	$0.90	$0.69	$0.98	$0.71	$0.83	$3.27	$3.09	$3.09

						Years ended December 31,
						2010	2009	2008
Adjusted Cash Flow From Operating Activities
Adjusted cash flow						$88,634	$93,880	$89,385

Adjusted cash flow per share (diluted)						$2.22	$2.36	$2.22

Distributions declared per share						$2.028	$1.996	$1.955

Payout ratio (distributions per share/adjusted cash flow per share)
						91%	85%	88%

W. P. CAREY & CO. LLC
Reconciliation of Net Income to EBITDA
(in thousands, except share and per share amounts)

	Three months ended					Years ended December 31,
	December 31, 2010	September 30, 2010	June 30, 2010	March 31, 2010	December 31, 2009	2010	2009	2008
Investment Management
Net income from investment management attributable to W. P. Carey members	$18,751	$7,730	$14,331	$9,850	$11,616	$50,662	$29,334	$34,858
Adjustments:
Provision for income taxes	11,141	3,253	6,780	3,878	6,227	25,052	21,038	22,432
Depreciation and amortization	1,163	1,156	1,162	1,171	1,049	4,652	3,807	4,515

EBITDA — investment management	$31,055	$12,139	$22,273	$14,899	$18,892	$80,366	$54,179	$61,805

EBITDA per share (diluted)	$0.77	$0.31	$0.56	$0.38	$0.47	$2.01	$1.36	$1.54

Real Estate Ownership
Net income from real estate ownership attributable to W. P. Carey members	$1,030	$8,616	$9,101	$4,563	$11,370	$23,310	$39,689	$43,189
Adjustments:	—
Interest expense	4,460	4,298	3,765	3,711	3,734	16,234	14,979	18,598
Provision for income taxes	441	124	(29)	234	628	770	1,755	1,089
Depreciation and amortization	4,748	4,911	4,653	5,198	4,594	19,317	18,631	18,567
Reconciling items attributable to discontinued operations	—	45	147	107	557	492	2,620	2,965

EBITDA — real estate ownership	$10,679	$17,994	$17,637	$13,813	$20,883	$60,123	$77,674	$84,408

EBITDA per share (diluted)	$0.27	$0.45	$0.45	$0.35	$0.52	$1.50	$1.96	$2.10

Total Company
EBITDA	$41,734	$30,133	$39,910	$28,712	$39,775	$140,489	$131,853	$146,213

EBITDA per share (diluted)	$1.04	$0.76	$1.01	$0.73	$0.99	$3.51	$3.32	$3.64

Diluted weighted average shares outstanding	40,104,715	39,717,931	39,510,231	39,495,845	40,390,393	40,007,894	39,712,735	40,221,112

Non-GAAP Financial Disclosure
EBITDA as disclosed represents earnings before interest, taxes, depreciation and amortization. We believe that EBITDA is a useful supplemental measure to investors and analysts for assessing the performance of our business segments, although it does not represent net income that is computed in accordance with GAAP, because it removes the impact of our capital structure and asset base from our operating results and because it is helpful when comparing our operating performance to that of companies in our industry without regard to such items, which can vary substantially from company to company. Accordingly, EBITDA should not be considered as an alternative to net income as an indicator of our financial performance. EBITDA may not be comparable to similarly titled measures of other companies. Therefore, we use EBITDA as one measure of our operating performance when we formulate corporate goals, evaluate the effectiveness of our strategies, and determine executive compensation.

W. P. CAREY & CO. LLC
Reconciliation of Net Income to Funds From Operations — as adjusted (AFFO)
(in thousands, except share and per share amounts)

	Three months ended					Years ended December 31,
	December 31, 2010	September 30, 2010	June 30, 2010	March 31, 2010	December 31, 2009	2010	2009	2008
Investment Management
Net income from investment management attributable to W. P. Carey members	$18,751	$7,730	$14,331	$9,850	$11,616	$50,662	$29,334	$34,858
Amortization, deferred taxes and other non-cash charges	2,275	657	3,095	1,278	(3,370)	7,305	1,796	2,494
AFFO from equity investments	2,485	2,006	5,244	961	8,556	10,696	24,420	11,767

AFFO — investment management	$23,511	$10,393	$22,670	$12,089	$16,802	$68,663	$55,550	$49,119

AFFO per share (diluted)	$0.58	$0.26	$0.57	$0.31	$0.41	$1.72	$1.39	$1.22

Real Estate Ownership
Net income from real estate ownership attributable to W. P. Carey members	$1,030	$8,616	$9,101	$4,563	$11,370	$23,310	$39,689	$43,189
Gain on sale of direct financing lease	—	—	—	—	—	—	—	(1,103)
Gain on sale of real estate, net	—	—	(56)	(404)	(7,358)	(460)	(7,701)	—
Gain on extinguishment of debt, net (a)	—	—	—	—	—	—	(2,796)	—
Other gains (losses), net	(755)	—	—	—	—	(755)	—	—
Depreciation, amortization and other non-cash charges	4,739	4,005	4,887	5,818	4,976	19,449	19,513	23,308
Straight-line and other rent adjustments	128	148	99	(80)	465	295	1,273	887
Impairment charges	6,763	481	985	7,152	5,754	15,381	10,424	1,011
AFFO from equity investments	1,018	4,036	1,448	(904)	1,818	5,598	7,505	8,718
Noncontrolling interests’ share of AFFO	(157)	(72)	(214)	(168)	(154)	(611)	(581)	(679)

AFFO — real estate ownership	$12,766	$17,214	$16,250	$15,977	$16,871	$62,207	$67,326	$75,331

AFFO per share (diluted)	$0.32	$0.43	$0.41	$0.40	$0.42	$1.55	$1.70	$1.87

Total Company
AFFO	$36,277	$27,607	$38,920	$28,066	$33,673	$130,870	$122,876	$124,450

AFFO per share (diluted)	$0.90	$0.69	$0.98	$0.71	$0.83	$3.27	$3.09	$3.09

Diluted weighted average shares outstanding	40,104,715	39,717,931	39,510,231	39,495,845	40,390,393	40,007,894	39,712,735	40,221,112

(a)	In January 2009, Carey Storage repaid, in full, the $35.0 million outstanding balance on its secured credit facility for $28.0 million and recognized a gain of $7.0 million on the repayment of this debt at a discount, inclusive of the profit sharing interest of $4.2 million.
Non-GAAP Financial Disclosure
Funds from operations (FFO) is a non-GAAP financial measure that is commonly used by investors and analysts in evaluating real estate companies. Although the National Association of Real Estate Investment Trusts (NAREIT) has published a definition of FFO, real estate companies often modify this definition as they seek to provide financial measures that meaningfully reflect their operations. FFO or funds from operations — as adjusted (AFFO) should not be considered as an alternative to net income as an indication of a company’s operating performance or to cash flow from operating activities as a measure of its liquidity but should be used in conjunction with GAAP net income. FFO or AFFO disclosed by other REITs may not be comparable to our AFFO calculation.
NAREIT’s definition of FFO adjusts GAAP net income to exclude depreciation and gains/losses from the sales of properties and adjusts for FFO applicable to unconsolidated partnerships and joint ventures. We calculate AFFO in accordance with this definition and then include other adjustments to GAAP net income to adjust for certain non-cash charges such as amortization of intangibles, deferred income tax benefits and expenses, straight-line rents, stock compensation, impairment charges on real estate and unrealized foreign currency exchange gains and losses. We exclude these items from GAAP net income as they are not the primary drivers in our decision making process. Our assessment of our operations is focused on long-term sustainability and not on such non-cash items, which may cause short-term fluctuations in net income but that have no impact on cash flows, and we therefore use AFFO as one measure of our operating performance when we formulate corporate goals, evaluate the effectiveness of our strategies, and determine executive compensation. As a result, we believe that AFFO is a useful supplemental measure for investors to consider because it will help them to better understand and measure the performance of our business over time without the potentially distorting impact of these short-term fluctuations.

W. P. CAREY & CO. LLC
Adjusted Cash Flow from Operating Activities
(in thousands, except share and per share amounts)

	Years ended December 31,
	2010	2009	2008
Cash flow from operating activities	$86,417	$74,544	$63,247
Adjustments:
Distributions received from equity investments in real estate in excess of equity income (a)	9,253	18,503	10,868
Distributions paid to noncontrolling interests, net (b)	(614)	(568)	(3,025)
Changes in working capital (c)	(6,422)	1,401	9,574
Settlement payment (d)	—	—	21,012
CPA®:16 — Global performance adjustment, net (e)	—	—	(12,291)

Adjusted cash flow from operating activities	$88,634	$93,880	$89,385

Adjusted cash flow per share (diluted)	$2.22	$2.36	$2.22

Distributions declared per share	$2.028	$1.996	$1.955

Payout ratio (distributions per share/adjusted cash flow per share)	91%	85%	88%

Diluted weighted average shares outstanding	40,007,894	39,712,735	40,221,112

(a)	We take a substantial portion of our asset management revenue in shares of the CPA® REIT funds. To the extent we receive distributions in excess of the equity income that we recognize, we include such amounts in our evaluation of cash flow from core operations.

(b)	Represents noncontrolling interests’ share of distributions made by ventures that we consolidate in our financial statements.

(c)	Timing differences arising from the payment of certain liabilities and the receipt of certain receivables in a period other than that in which the item is recognized in determining net income may distort the actual cash flow that our core operations generate. We adjust our GAAP cash flow from operating activities to record such amounts in the period in which the item was actually incurred.

(d)	In March 2008, we entered into a settlement with the SEC with respect to all matters relating to a previously disclosed investigation. In connection with this settlement, we paid $30.0 million in the first quarter of 2008 and recognized an offsetting $9.0 million tax benefit in the same period.

(e)	Amounts deferred in lieu of CPA®:16 — Global achieving its performance criterion, net of a 45% tax provision. In determining cash flow generated from our core operations, we believe it is more appropriate to normalize cash flow for the impact of CPA®:16 — Global achieving its performance criterion, rather than recognizing the entire deferred amount in the quarter in which the performance criterion was met (second quarter of 2007), as this revenue was actually earned over a three-year period.
Non-GAAP Financial Disclosure
Adjusted cash flow from operating activities refers to our cash provided by operating activities, as determined in accordance with GAAP, adjusted primarily to reflect timing differences between the period an expense is incurred and paid, to add cash distributions that we receive from our investments in unconsolidated real estate joint ventures in excess of our equity investment in the joint ventures, and to subtract cash distributions that we make to our noncontrolling partners in real estate joint ventures that we consolidate. We hold a number of interests in real estate joint ventures, and we believe that adjusting our GAAP cash provided by operating activities to reflect these actual cash receipts and cash payments may give investors a more accurate picture of our actual cash flow than GAAP cash provided by operating activities alone and that it is a useful supplemental measure for investors to consider. We also believe that adjusted cash flow from operating activities is a useful supplemental measure for assessing the cash flow generated from our core operations, and we use this measure when evaluating distributions to shareholders and as one measure of our operating performance when we determine executive compensation. Adjusted cash flow from operating activities should not be considered as an alternative to cash provided by operating activities computed on a GAAP basis as a measure of our liquidity. Adjusted cash flow from operating activities may not be comparable to similarly titled measures of other companies.

W. P. CAREY & CO. LLC
Revenue Stability Analysis (Pro rata basis)
(in thousands)

	Three months ended										Years ended December 31,
	December 31, 2010		September 30, 2010		June 30, 2010		March 31, 2010		December 31, 2009		2010		2009		2008
	Revenue	%	Revenue	%	Revenue	%	Revenue	%	Revenue	%	Revenue	%	Revenue	%	Revenue	%

Asset management revenues	$19,127	28%	$19,219	41%	$19,080	33%	$18,820	36%	$19,180	39%	$76,246	33%	$76,621	37%	$80,714	37%
Pro rata net lease revenues	26,739	38%	26,828	57%	26,645	45%	26,654	51%	23,246	47%	109,598	48%	107,883	52%	117,534	54%

	45,866	66%	46,047	98%	45,725	78%	45,474	87%	42,426	86%	185,844	81%	184,504	89%	198,248	91%

Structuring revenue (a)	23,881	34%	708	2%	13,102	22%	6,834	13%	7,023	14%	44,525	19%	23,273	11%	20,236	9%

Total Adjusted Revenue	$69,747	100%	$46,755	100%	$58,827	100%	$52,308	100%	$49,449	100%	$230,369	100%	$207,777	100%	$218,484	100%

Reconciliation of Total Adjusted Revenue
Total revenue — as reported	$81,969		$58,954		$70,396		$63,091		$57,145		$273,910		$235,876		$243,873
Less: Reimbursed costs from affiliates (b)	(13,713)		(15,908)		(15,354)		(15,048)		(14,223)		(60,023)		(48,715)		(41,179)
Less: Wholesaling revenue (b)	(4,503)		(2,260)		(2,230)		(2,103)		(1,991)		(11,096)		(6,550)		(5,129)
Add: Pro rata share of revenues from equity investments	6,889		6,918		6,895		7,292		9,548		31,291		31,124		24,481
Less: Pro rata share of revenues due to noncontrolling interests	(895)		(949)		(880)		(924)		(1,030)		(3,713)		(3,958)		(3,562)

Total Adjusted Revenue	$69,747		$46,755		$58,827		$52,308		$49,449		$230,369		$207,777		$218,484

Reconciliation of Total Pro Rata Net Lease Revenues
Lease revenues — as reported	$15,403		$16,203		$15,833		$16,465		$11,181		$63,450		$65,493		$75,932
Add: Pro rata share of revenues from equity investments	6,889		6,918		6,895		7,292		9,548		31,291		31,124		24,481
Less: Pro rata share of revenues due to noncontrolling interests	(895)		(949)		(880)		(924)		(1,030)		(3,713)		(3,958)		(3,562)
Add: Other real estate income (c)	5,342		4,656		4,797		3,821		3,547		18,570		15,224		20,683

Total Pro Rata Net Lease Revenues	$26,739		$26,828		$26,645		$26,654		$23,246		$109,598		$107,883		$117,534

(a)	We earn structuring revenue on acquisitions structured on behalf of the CPA® REITs and expect significant period-to-period variation in such revenue based on changes in investment volume. Investments structured on behalf of the CPA® REITs totaled approximately $593 million, $13 million, $291 million, $149 million and $152 million for the three months ended December 31, 2010, September 30, 2010, June 30, 2010, March 31, 2010 and December 31, 2009, respectively.

(b)	Total adjusted revenue excludes reimbursements of costs received from affiliated CPA® REITs as they have no impact on net income. Also excluded is wholesaling revenue earned in connection with CPA®:17 — Global’s initial public offering, which is substantially offset by underwriting costs incurred in connection with the offering.

(c)	Other real estate income generally consists of revenue from Carey Storage, a subsidiary that invests in domestic self-storage properties, and Livho, a subsidiary that operates a hotel franchise. Other real estate income also includes lease termination payments and other non-rent related revenues from real estate ownership, and as a result, we expect Other real estate income to fluctuate period-to-period.

Note:	Amounts presented for prior periods do not reflect subsequent adjustments to historical amounts presented for assets reclassified as held for sale or sold.
Non-GAAP Financial Disclosure
Total adjusted revenue is a non-GAAP financial measure that represents revenues on a GAAP basis adjusted for our pro rata share of revenues from equity investments as well as the pro rata share of revenues due to noncontrolling interests. We believe that total adjusted revenue is useful to investors and analysts as a supplemental measure of revenues from our core operations, and we use it to evaluate the stability of our underlying revenue streams. Total adjusted revenue should not be considered as an alternative to revenues computed on a GAAP basis as a measure of our profitability. Total adjusted revenue may not be comparable to similarly titled measures of other companies.

W. P. CAREY & CO. LLC
Portfolio Debt Overview (Pro rata basis)
As of December 31, 2010
(in thousands)
Portfolio Debt Maturity

Year of Maturity	Outstanding Balance
2011	178,635
2012	30,107
2013	1,265
2014	82,749
2015	49,744
2016	35,543
2017	48,204
2018	8,522
2019	24,966
2020	60,442
2021	860
2022	—
2023	5,112

Total	$526,149

Fixed and Variable Rate Debt Analysis

Non-Recourse Debt	Outstanding Balance
Fixed	$214,219
Fixed — Future Rate Reset	82,006
Fixed — Capped	35,167
Fixed — Swap Agreement	48,007
Variable	5,000

384,399

Recourse Debt
Variable — Line of Credit	141,750

Total Debt	$526,149

Debt Maturity Analysis

W. P. CAREY & CO. LLC
Detailed Debt Summary (Pro rata basis)
As of December 31, 2010
(in thousands)

		Current
Tenant/Lease Guarantor / Percent Ownership	Rate Type	Interest Rate	Maturity Date	Outstanding Balance

AutoZone, Inc. — Series A (a)	Fixed	6.85%	Jan-2011	$51
Childtime Childcare, Inc. (34%) (a)	Fixed	7.50%	Jan-2011	2,130
Information Resources, Inc. (33%) (a)	Fixed	7.60%	Jan-2011	7,073
Pioneer Credit Recovery, Inc. (a)	Fixed	7.34%	Jan-2011	5,285
AutoZone, Inc. — Series B (a)	Fixed	6.85%	Feb-2011	123
Billipp Portfolio	Variable	1.51%	Apr-2011	5,000
Career Education Corporation	Fixed	7.58%	Jun-2011	6,598
24 Hour Fitness USA, Inc.	Fixed	7.50%	Aug-2011	2,772
Sprint Spectrum, LP	Fixed	7.64%	Aug-2011	7,853
Qwest Communications, Inc.	Fixed	7.50%	Jun-2012	1,346
AutoZone, Inc. — Series C	Fixed	6.85%	Aug-2012	372
BE Aerospace, Inc.	Fixed	6.11%	Nov-2012	8,159
Faurecia Exhaust Systems, Inc.	Fixed	5.16%	Nov-2012	2,381
Anthony’s Manufacturing Company	Fixed	5.11%	Nov-2012	8,256
Alstom Power, Inc. and Werner Co.	Fixed	5.18%	Dec-2012	9,593
AutoZone, Inc. — Series D	Fixed	6.85%	Aug-2013	1,265
US Airways Group, Inc. (75%)	Fixed — Capped	4.23%	Apr-2014	14,456
The New York Times Company (17.75%)	Fixed — Capped	5.01%	Sep-2014	20,711
Carrefour France, SAS (46%) (b)	Fixed — Future Rate Reset	5.55%	Dec-2014	47,582
Hibbett Sports	Fixed — Swap	6.45%	May-2015	4,681
Lowe’s Home Improvement Warehouse	Fixed	4.87%	Sep-2015	8,784
Bouygues Telecom, S.A. (Tours) (95%) (b)	Fixed — Future Rate Reset	3.86%	Oct-2015	6,081
The American Bottling Company	Fixed	5.13%	Nov-2015	30,198
CheckFree Holdings, Inc. (50%)	Fixed	6.18%	Jun-2016	14,569
Self-Storage Facility — Bentonville, AR (40%)	Fixed	6.41%	Jul-2016	836
Self-Storage Facility — Tallahassee, FL (40%)	Fixed	6.05%	Oct-2016	1,579
Bouygues Telecom, S.A. (Illkirch-Graffenstaden) (75%) (b) (c)	Fixed — Future Rate Reset	5.01%	Oct-2016	11,738
Consolidated Systems, Inc. (60%)	Fixed	5.87%	Nov-2016	6,821
Hellweg Die Profi-Baumärkte GmbH & Co KG (5%) (b)	Fixed	5.49%	Jan-2017	13,898
Amylin Pharmaceuticals, Inc. (50%)	Fixed	6.20%	Jul-2017	17,599
Medica France, S.A. (46%) (b)	Fixed	5.63%	Oct-2017	16,707

W. P. CAREY & CO. LLC
Detailed Debt Summary (Pro rata basis)
As of December 31, 2010
(in thousands)

		Current
Tenant/Lease Guarantor / Percent Ownership	Rate Type	Interest Rate		Maturity Date	Outstanding Balance

OBI Wroclaw (b)	Fixed — Swap	5.48%		Mar-2018	$8,522
Self-Storage Portfolio (40%) (c)	Fixed — Future Rate Reset	7.03%		Feb-2019/Mar-2019	11,707
Orbital Sciences Corporation	Fixed	7.75%		Jul-2019	13,259
JPMorgan Chase Bank, N.A.	Fixed — Swap	5.47%		Jul-2020	34,804
Self-Storage Facilities — Chicago, IL (40%)	Fixed — Future Rate Reset	6.25%		Aug-2020	2,166
Self-Storage Facility — Pensacola, FL	Fixed — Future Rate Reset	6.25%		Nov-2020	1,872
Federal Express Corporation (40%)	Fixed	5.48%		Dec-2020	21,600
Self-Storage Facility — Chicago, IL (40%)	Fixed — Future Rate Reset	6.63%		Jan-2021	860
Hologic, Inc. (36%)	Fixed	6.40%		May-2023	5,112

Total Non-Recourse Debt		5.70	%(b)		$384,399

Unsecured Line of Credit (d)	Variable	1.15%		Jun-2011	141,750

Total Debt		4.47	% (b)		$526,149

(a)	Debt balance was paid off at maturity.

(b)	Debt balance calculated using an exchange rate of 1.3253 EUR/USD as of December 31, 2010.

(c)	Reflects weighted average interest rate for the applicable debt.

(d)	We currently intend to extend this line for an additional year.

W. P. CAREY & CO. LLC
2010 Investment Activity
As of December 31, 2010
(in thousands, except square footage)
Investment Activity
Investment Management Activity — Real Estate

Portfolio	Tenant/Lease Guarantor	Property Location(s)	Purchase Price	Closing Date	Property Type	Gross Square Footage

CPA®:17 — Global	Curtiss-Wright Flow Control Service Corporation	Middleburg Heights and Cincinnati, OH	$13,777	February-10	Industrial	144,755
CPA®:17 — Global	Eroski Sociedad Cooperativa	various locations in Spain	48,944	February-10	Retail	201,823
CPA®:17 — Global	Angelica Textile Services, Inc.	locations in AZ, CA, FL, GA, NC, SC, TN and TX	57,592	March-10	Industrial	808,800
CPA®:17 — Global	Berry Plastics Corporation	Evansville, IN	28,811	March-10	Industrial	262,000
CPA®:17 — Global	TDG (UK) Limited	various locations in the United Kingdom	36,619	Apr-10 & May-10	Warehouse/Distribution	553,679
CPA®:17 — Global	Agrokor d.d.	Zagreb, Croatia	101,546	April-10	Warehouse/Distribution	840,826
CPA®:17 — Global	Hillsboro Hotel Operator TRS, Inc.	Hillsboro, OR	14,641	May-10	Hospitality	59,398
CPA®:17 — Global	JP Morgan Chase Bank, N.A.	Tampa, FL	57,167	May-10	Office	312,872
CPA®:17 — Global	The Sun Products Corporation (a)	Bowling Green, KY	42,982	June-10	Industrial	BTS
CPA®:17 — Global	Eroski Sociedad Cooperativa	Elorrio, Spain	27,860	June-10	Warehouse/Distribution	399,949
CPA®:17 — Global (30%)	Eroski Sociedad Cooperativa	Mallorca, Spain	8,440	June-10	Warehouse/Distribution	59,285
CPA®:17 — Global	Sabre Communications Corporation and Cellxion, LLC	Alvarado, TX	1,832	June-10	Office & Industrial	206,616
CPA®:17 — Global	Neuca S.A.	Poznan, Poland	9,112	August-10	Warehouse/Distribution	BTS
CPA®:17 — Global	Memorial Holdings, LLC	Elberton, GA	3,456	September-10	Office & Industrial	82,322
CPA®:17 — Global	Flint River Services, LLC	Unadilla & Rincon, GA	52,356	November-10	Warehouse/Distribution	497,002
CPA®:17 — Global	Dollar General Corporation	Fayetteville, NC; Ocean Isle Beach, NC; Danville, VA	2,839	November-10	Retail	BTS
CPA®:17 — Global	Merge Healthcare Incorporated	Hartland, WI	6,837	November-10	Office	81,082
CPA®:17 — Global	Agrokor d.d.	six properties in Croatia	63,990	December-10	Warehouse/Distribution	363,290
CPA®:17 — Global	General Parts Inc. and Carquest Canada Ltd.	Various locations in the U.S. and Canada	257,039	December-10	Warehouse/Distribution & Office	3,572,684
CPA®:17 — Global	Distribuidora de Television Digital S.A.	Madrid, Spain	112,602	December-10	Office	451,420
CPA®:17 — Global	American Air Liquide Holdings, Inc.	Houston, TX	6,152	December-10	Office	49,821

Total Investment Management Acquisitions			954,594			8,947,624

Real Estate Ownership Activity
WPC LLC	JP Morgan Chase Bank, N.A. (b)	Fort Worth, TX	47,583	February-10	Office	384,246
WPC LLC (70%)	Eroski Sociedad Cooperativa	Mallorca, Spain	18,807	June-10	Warehouse/Distribution	138,333
WPC LLC (40%)	Self-Storage Facilities	Chicago, IL	3,498	July-10	Self-Storage	264,769
WPC LLC (40%)	Self-Storage Facility	Bentonville, AR	984	September-10	Self-Storage	81,860
WPC LLC (40%)	Self-Storage Facility	Tallahassee, FL	1,680	September-10	Self-Storage	93,425
WPC LLC	Self-Storage Facility	Pensacola, FL	2,750	September-10	Self-Storage	51,867
WPC LLC (40%)	Self-Storage Facility	Chicago, IL	1,530	October-10	Self-Storage	67,865

Total Real Estate Ownership Acquisitions			76,832			1,082,365

Investment Management Activity — Notes Receivable

Portfolio	Borrower/Guarantor	Interest Rate	Note Amount	Closing Date	Maturity Date
CPA®:17 — Global	Fosun International Limited	11% per annum	40,000	December-10	December-15
CPA®:17 — Global	BPS Partners, LLC	7% per annum	51,670	December-10	September-13

Total Notes Receivable			91,670

Total Acquisitions			$1,123,096			10,029,989

(a)	Investment represents a build-to-suit transaction, of which $4.5 million has been funded as of the date of this report.

(b)	Investment was funded with proceeds of $36.1 million from the disposition of a property in 2009 in an exchange transaction under Section 1031 of the Internal Revenue Code and $11.5 million from our line of credit.

W. P. CAREY & CO. LLC
2010 Investment Activity
As of December 31, 2010
(in thousands, except square footage)
Disposition Activity
Investment Management Activity

				Disposition
Portfolio(s)	Tenant/Lease Guarantor	Property Location(s)	Gross Sale Price	Date	Property Type	Gross Square Footage

CPA®:14 (60%)	The Retail Distribution Group, Inc.	Grand Rapids, MI	$5,400	March-10	Warehouse/Distribution	107,677
CPA®:15	Garden Ridge, Inc.	Round Rock, TX	6,400	March-10	Retail	152,500
CPA®:15 (33.3%), CPA®:17 — Global (66.7%)	Wagon Automotive Nagold GmbH Land Sale	Nagold, Germany	2,009	April-10	Land	286,957
CPA®:14	PETsMART, Inc.	Fridley, MN	2,272	June-10	Retail	26,040
CPA®:14	Atrium Companies, Inc.	Greenville, TX	3,000	August-10	Industrial	284,696
CPA®:14	Orgill, Inc.	Tempe, AZ	3,251	November-10	Warehouse/Distribution	166,922
CPA®:14	Tower Automotive Products Company, Inc.	Granite City, IL	2,100	December-10	Industrial	450,938
CPA®:14 (67%), CPA®:15 (33%)	Compucom Systems, Inc.	Dallas, TX	47,400	December-10	Office	242,336
CPA®:14 (45%), CPA®:15 (55%)	ShopRite	Ellenville, Warwick & Greenville, NY	37,077	December-10	Retail	136,818

Total Investment Management Dispositions			108,909			1,854,884

Real Estate Ownership Activity

WPC LLC	The Boeing Company	Houston, TX	725	February-10	Industrial	10,960
WPC LLC	BellSouth Telecommunications, Inc.	Lafayette, LA	3,800	March-10	Office	66,846
WPC LLC (40%)	The Retail Distribution Group, Inc.	Grand Rapids, MI	3,600	March-10	Warehouse/Distribution	71,784
WPC LLC	Multi-tenant property	Houston, TX	2,700	March-10	Retail	29,785
WPC LLC	Vertafore, Inc.	College Station, TX	2,600	June-10	Office	33,400
WPC LLC	PPD Development, L.P.	Austin, TX	5,579	July-10	Office	148,833

Total Real Estate Ownership Dispositions			19,004			361,608

Total Dispositions			$127,913			2,216,492

Foreclosure and Receivership Activity

			Outstanding
Portfolio(s)	Tenant/Lease Guarantor	Property Location(s)	Mortgage Balance	Date	Event	Gross Square Footage
CPA®:15 (50%), CPA®:16 — Global (50%)	Goertz & Schiele Corporation	Auburn Hills, MI	$13,336	January-10	Receivership	218,174
CPA®:14	Nortel Networks, Inc.	Richardson, TX	27,262	March-10	Foreclosure	281,758
CPA®:14	Buffets, Inc.	Eagan, MN	19,363	June-10	Receivership	99,342
CPA®:16 — Global	Valley Diagnostic Clinic, P.A.	Harlingen, TX	4,046	November-10	Foreclosure	41,576

			$64,007			640,850

W. P. CAREY & CO. LLC
Portfolio Analysis — Diversification by Rent and Historical Occupancy (Pro rata basis)
As of December 31, 2010
(in thousands)
Portfolio Diversification by Rent (Pro rata basis)

		Percentage of
Top Ten Tenants/Lease Guarantors	Annualized Rent	Total Annualized Rent
Carrefour France, SAS	$7,464	8%
The American Bottling Company	4,895	5%
The New York Times Company	4,358	5%
JP Morgan Chase Bank, N.A.	3,861	4%
Orbital Sciences Corporation	3,307	4%
U.S. Airways Group, Inc.	3,297	4%
Bouygues Telecom, S.A. (France)	3,240	4%
Federal Express Corporation	3,152	4%
The Titan Corporation	3,055	3%
Medica France, S.A.	2,732	3%

Total	$39,361

W. P. Carey & Co. LLC Historical Occupancy

(a)	Percentage of the portfolio’s total pro rata square footage that was subject to lease.

W. P. CAREY & CO. LLC
Portfolio Analysis — Diversification by Property Type (Pro rata basis)
As of December 31, 2010
(in thousands)

Property Type	Square Footage	Percent
Warehouse/Distribution	5,144	37%
Industrial	4,924	35%
Office	2,371	17%
Retail	995	7%
Other Properties (a)	363	3%
Hospitality	158	1%

Total (b)	13,955	100%

Portfolio Diversification by Property Type
(based on square footage)

Property Type	Annualized Rent	Percent
Office	$31,894	36%
Industrial	25,910	29%
Warehouse/Distribution	18,054	20%
Other Properties (a)	6,368	7%
Retail	5,725	6%
Hospitality	1,800	2%

Total (b)	$89,751	100%

Portfolio Diversification by Property Type
(based on annualized rent)

(a)	Reflects properties used for health care; education, child care and social services; leisure, amusement and recreation; unoccupied land.

(b)	Excludes 21 domestic self-storage properties in our Carey Storage subsidiary, totaling approximately 1.5 million square feet.

W. P. CAREY & CO. LLC
Portfolio Analysis — Diversification by Tenant Industry (Pro rata basis)
As of December 31, 2010
(in thousands)

Industry Type (a)	Annualized Rent	Percent
Retail Trade	$15,516	17%
Business and Commercial Services	9,189	10%
Healthcare, Education and Childcare	7,712	9%
Telecommunications	7,134	8%
Media: Printing and Publishing	6,694	7%
Electronics	4,971	6%
Beverages, Food, and Tobacco	4,949	6%
Aerospace and Defense	4,907	5%
Forest Products and Paper	4,034	4%
Banking	3,862	4%
Transportation — Personal	3,524	4%
Transportation — Cargo	3,195	4%
Machinery	2,440	3%
Hotels and Gaming	1,810	2%
Mining, Metals, and Primary Metal Industries	1,477	2%
Consumer and Durable Goods	1,463	2%
Federal, State and Local Government	1,170	1%
Chemicals, Plastics, Rubber, and Glass	1,150	1%
Consumer Non-durable Goods	975	1%
Leisure, Amusement, Entertainment	927	1%
Other (b)	2,652	3%

Total (c)	$89,751	100%

(a)	Based on the Moody’s Classification System and information provided by the tenant.

(b)	Includes revenue from tenants in the following industries: construction and building (1.0%), textiles, leather and apparel (1.0%), automobile (0.7%), and multi-tenant properties (0.3%).

(c)	Excludes 21 domestic self-storage properties in our Carey Storage subsidiary, totaling approximately 1.5 million square feet.

W. P. CAREY & CO. LLC
Portfolio Analysis — Diversification by Geography (Pro rata basis)
As of December 31, 2010
(in thousands)

Region	Square Footage	Percent
United States
South	4,724	34%
East	2,914	21%
West	2,350	17%
Midwest	1,754	12%

	11,742	84%

International
France	1,715	12%
Germany	246	2%
Spain	138	1%
Poland	114	1%

	2,213	16%

Total (a)	13,955	100%

Portfolio Diversification by Geography
(based on square footage)

Region	Annualized Rent	Percent
United States
South	$25,364	28%
West	21,115	24%
East	12,560	14%
Midwest	12,385	14%

	71,424	80%

International
France	13,435	15%
Germany	2,250	2%
Spain	1,673	2%
Poland	969	1%

	18,327	20%

Total (a)	$89,751	100%

Portfolio Diversification by Geography
(based on annualized rent)

(a)	Excludes 21 domestic self-storage properties in our Carey Storage subsidiary, totaling approximately 1.5 million square feet.

W. P. CAREY & CO. LLC
Portfolio Analysis — Lease Maturities (Pro rata basis)
As of December 31, 2010
(in thousands)

		Percentage of
Year of Lease	Annualized	Total Annualized
Expiration(a)	Rent	Rent
2011 (b)	7,771	9%
2012	8,849	10%
2013	4,788	5%
2014	11,313	13%
2015	10,185	11%
2016	6,831	7%
2017	5,840	7%
2018	3,808	4%
2019	7,997	9%
2020	2,761	3%
2021	3,689	4%
2022	1,657	2%
2023	—	0%
2024	4,358	5%
2025	1,171	1%
2026	948	1%
2027	2,250	3%
2028	—	0%
2029	—	0%
2030	5,535	6%

Total (c)	$89,751	100%

Weighted Average Years to Maturity: 6.80

(a)	Assumes tenant does not exercise renewal option.

(b)	Month-to-month properties are counted in 2011 revenue stream.

(c)	Excludes 21 domestic self-storage properties in our Carey Storage subsidiary, totaling approximately 1.5 million square feet.

W. P. CAREY & CO. LLC
Consolidated Balance Sheets
(in thousands, except share amounts)

	December 31, 2010	December 31, 2009
Assets
Investments in real estate:
Real estate, at cost	$560,592	$525,607
Operating real estate, at cost	109,851	85,927
Accumulated depreciation	(122,312)	(112,286)

Net investments in properties	548,131	499,248
Net investment in direct financing leases	76,550	80,222
Equity investments in real estate and CPA® REITs	322,294	304,990

Net investments in real estate	946,975	884,460
Cash and cash equivalents	64,693	18,450
Due from affiliates	38,793	35,998
Intangible assets and goodwill, net	87,768	85,187
Other assets, net	34,097	69,241

Total assets	$1,172,326	$1,093,336

Liabilities and Equity
Liabilities:
Non-recourse debt	$255,232	$215,330
Line of credit	141,750	111,000
Accounts payable, accrued expenses and other liabilities	40,808	51,710
Income taxes, net	41,443	43,831
Distributions payable	20,073	31,365

Total liabilities	499,306	453,236

Redeemable noncontrolling interest	7,546	7,692

Commitments and contingencies
Equity:
W. P. Carey members’ equity:
Listed shares, no par value, 100,000,000 shares authorized; 39,454,847 and 39,204,605 shares issued and outstanding, respectively	763,734	754,507
Distributions in excess of accumulated earnings	(145,769)	(138,442)
Deferred compensation obligation	10,511	10,249
Accumulated other comprehensive loss	(3,463)	(681)

Total W. P. Carey members’ equity	625,013	625,633
Noncontrolling interests	40,461	6,775

Total equity	665,474	632,408

Total liabilities and equity	$1,172,326	$1,093,336

W. P. CAREY & CO. LLC
Consolidated Statements of Income
(in thousands, except share and per share amounts)

	Years ended December 31,
	2010	2009	2008
Revenues
Asset management revenue	$76,246	$76,621	$80,714
Structuring revenue	44,525	23,273	20,236
Wholesaling revenue	11,096	7,691	5,208
Reimbursed costs from affiliates	60,023	47,534	41,100
Lease revenues	63,450	62,324	66,784
Other real estate income	18,570	14,907	20,658

	273,910	232,350	234,700

Operating Expenses
General and administrative	(73,429)	(63,819)	(62,669)
Reimbursable costs	(60,023)	(47,534)	(41,100)
Depreciation and amortization	(23,969)	(22,438)	(23,082)
Property expenses	(10,888)	(7,113)	(6,496)
Other real estate expenses	(8,121)	(7,308)	(8,196)
Impairment charges	(9,512)	(3,516)	(473)

	(185,942)	(151,728)	(142,016)

Other Income and Expenses
Other interest income	1,268	1,713	2,883
Income from equity investments in real estate and CPA® REITs	30,992	13,425	14,198
Gain on sale of investment in direct financing lease	—	—	1,103
Other income and (expenses)	1,407	7,357	1,444
Interest expense	(16,234)	(14,979)	(18,598)

	17,433	7,516	1,030

Income from continuing operations before income taxes	105,401	88,138	93,714
Provision for income taxes	(25,822)	(22,793)	(23,521)

Income from continuing operations	79,579	65,345	70,193

Discontinued Operations
Income from operations of discontinued properties	781	4,430	8,950
Gains on sale of real estate, net	460	7,701	—
Impairment charges	(5,869)	(6,908)	(538)

(Loss) income from discontinued operations	(4,628)	5,223	8,412

Net Income	74,951	70,568	78,605
Add: Net loss attributable to noncontrolling interests	314	713	950
Less: Net income attributable to redeemable noncontrolling interests	(1,293)	(2,258)	(1,508)

Net Income Attributable to W. P. Carey Members	$73,972	$69,023	$78,047

Basic Earnings Per Share
Income from continuing operations attributable to W. P. Carey members	$1.98	$1.61	$1.77
(Loss) income from discontinued operations attributable to W. P. Carey members	(0.12)	0.13	0.21

Net income attributable to W. P. Carey members	$1.86	$1.74	$1.98

Diluted Earnings Per Share
Income from continuing operations attributable to W. P. Carey members	$1.98	$1.61	$1.74
(Loss) income from discontinued operations attributable to W. P. Carey members	(0.12)	0.13	0.21

Net income attributable to W. P. Carey members	$1.86	$1.74	$1.95

Weighted Average Shares Outstanding
Basic	39,514,746	39,019,709	39,202,520

Diluted	40,007,894	39,712,735	40,221,112

Amounts Attributable to W. P. Carey Members
Income from continuing operations, net of tax	$78,600	$63,800	$69,635
(Loss) income from discontinued operations, net of tax	(4,628)	5,223	8,412

Net income	$73,972	$69,023	$78,047

Distributions Declared Per Share	$2.028	$1.996	$1.955

W. P. CAREY & CO. LLC
Consolidated Statements of Cash Flows
(in thousands)

	Years ended December 31,
	2010	2009	2008
Cash Flows — Operating Activities
Net income	$74,951	$70,568	$78,605
Adjustments to net income:
Depreciation and amortization including intangible assets and deferred financing costs	24,443	24,476	27,197
(Income) loss from equity investments in real estate and CPA® REITs in excess of distributions received	(4,920)	(2,258)	1,866
Straight-line rent and financing lease adjustments	286	2,223	2,227
Gain on sale of real estate and investment in direct financing lease	(460)	(7,701)	(1,103)
Gain on extinguishment of debt	—	(6,991)	—
Gain on lease termination	—	—	(4,998)
Allocation of (loss) earnings to profit sharing interest	(781)	3,900	—
Management income received in shares of affiliates	(35,235)	(31,721)	(40,717)
Unrealized loss (gain) on foreign currency transactions and others	300	(174)	2,656
Realized gain on foreign currency transactions and others	(731)	(257)	(2,250)
Impairment charges	15,381	10,424	1,011
Stock-based compensation expense	7,082	9,336	7,278
Deferred acquisition revenue received	21,204	25,068	48,266
Increase in structuring revenue receivable	(20,237)	(11,672)	(10,512)
Decrease in income taxes, net	(1,288)	(9,276)	(8,079)
Decrease in settlement provision	—	—	(29,979)
Net changes in other operating assets and liabilities	6,422	(1,401)	(8,221)

Net cash provided by operating activities	86,417	74,544	63,247

Cash Flows — Investing Activities
Distributions received from equity investments in real estate and CPA® REITs in excess of equity income	18,758	39,102	19,852
Capital contributions to equity investments	—	(2,872)	(1,769)
Purchases of real estate and equity investments in real estate	(96,884)	(39,632)	(201)
VAT paid in connection with acquisition of real estate	(4,222)	—	—
VAT refunded in connection with acquisition of real estate	—	—	3,189
Capital expenditures	(5,135)	(7,775)	(14,051)
Proceeds from sale of real estate, net investment in direct financing lease and securities	14,591	43,487	5,062
Funds placed in escrow in connection with the sale of property	(1,571)	(36,132)	—
Funds released from escrow in connection with the sale of property	36,620	—	636
Proceeds from transfer of profit-sharing interest	—	21,928	—
Payment of deferred acquisition revenue to affiliate	—	—	(120)

Net cash (used in) provided by investing activities	(37,843)	18,106	12,598

Cash Flows — Financing Activities
Distributions paid	(92,591)	(78,618)	(87,700)
Contributions from noncontrolling interests	14,261	2,947	2,582
Distributions to noncontrolling interests	(4,360)	(5,505)	(5,607)
Contributions from profit-sharing interest	3,694	—	—
Distributions to profit-sharing interest	(693)	(5,645)	—
Purchase of noncontrolling interest	—	(15,380)	—
Scheduled payments of non-recourse debt	(14,324)	(9,534)	(9,678)
Prepayments of non-recourse debt	—	(13,974)	—
Proceeds from non-recourse debt financing	56,841	42,495	10,137
Proceeds from line of credit	83,250	150,500	129,300
Prepayments of line of credit	(52,500)	(148,518)	(111,572)
Proceeds from loans from affiliates	—	1,625	—
Repayments of loans from affiliates	—	(1,770)	(7,569)
Payment of financing costs	(1,204)	(862)	(375)
Funds placed in escrow in connection with financing	—	—	(400)
Proceeds from issuance of shares	3,724	1,507	23,350
Windfall tax benefits associated with stock-based compensation awards	2,354	143	2,156
Repurchase and retirement of shares	—	(10,686)	(15,413)

Net cash used in financing activities	(1,548)	(91,275)	(70,789)

Change in Cash and Cash Equivalents During the Year
Effect of exchange rate changes on cash	(783)	276	(394)

Net increase in cash and cash equivalents	46,243	1,651	4,662
Cash and cash equivalents, beginning of year	18,450	16,799	12,137

Cash and cash equivalents, end of year	$64,693	$18,450	$16,799

W. P. CAREY & CO. LLC
Detailed Property Summary (Pro rata basis)
December 31, 2010

	Percent					Square	Annualized Rent	Percentage of
Tenant/Lease Guarantor	Ownership	Property Location	Property Type	Tenant Industry	Region	Footage(e)	(in thousands)	Total Rent(e)	Increase Factor	Lease Expiration	Maximum Term
Carrefour France, SAS (a)	46%	Nimes, FR	Warehouse/Distribution	Retail Trade	Europe	177,786	$1,024	1.14%	INSEE (b)	Jun-2016	Jun-2019
Carrefour France, SAS (a)	46%	Colomiers, FR	Warehouse/Distribution	Retail Trade	Europe	174,261	1,007	1.12%	INSEE (b)	Jun-2015	Jun-2018
Carrefour France, SAS (a)	46%	Crepy en Valois, FR	Warehouse/Distribution	Retail Trade	Europe	152,365	919	1.02%	INSEE (b)	Jun-2015	Jun-2018
Carrefour France, SAS (a)	46%	Lens, FR	Warehouse/Distribution	Retail Trade	Europe	126,925	733	0.82%	INSEE (b)	Jun-2015	Jun-2018
Carrefour France, SAS (a)	46%	Nîmes, FR	Warehouse/Distribution	Retail Trade	Europe	134,937	678	0.76%	INSEE (b)	Jun-2015	Jun-2018
Carrefour France, SAS (a)	46%	Ploufragan, FR	Warehouse/Distribution	Retail Trade	Europe	122,591	631	0.70%	INSEE (b)	Jun-2015	Jun-2018
Carrefour France, SAS (a)	46%	Crepy en Valois, FR	Warehouse/Distribution	Retail Trade	Europe	101,248	610	0.68%	INSEE (b)	Jun-2015	Jun-2018
Carrefour France, SAS (a)	46%	Thuit Hebert, FR	Warehouse/Distribution	Retail Trade	Europe	107,958	542	0.60%	INSEE (b)	Jun-2015	Jun-2018
Carrefour France, SAS (a)	46%	Cholet, FR	Warehouse/Distribution	Retail Trade	Europe	99,261	511	0.57%	INSEE (b)	Jun-2015	Jun-2018
Carrefour France, SAS (a)	46%	Colomiers, FR	Warehouse/Distribution	Retail Trade	Europe	60,292	348	0.39%	INSEE (b)	Jun-2015	Jun-2018
Carrefour France, SAS (a)	46%	Thuit Hebert, FR	Warehouse/Distribution	Retail Trade	Europe	68,476	344	0.38%	INSEE (b)	Jun-2015	Jun-2018
Carrefour France, SAS (a)	46%	Colomiers, FR	Warehouse/Distribution	Retail Trade	Europe	7,524	44	0.05%	INSEE (b)	Jun-2015	Jun-2018
Carrefour France, SAS (a)	46%	Lens, FR	Warehouse/Distribution	Retail Trade	Europe	4,349	25	0.03%	INSEE (b)	Jun-2015	Jun-2018
Carrefour France, SAS (a)	46%	Colomiers, FR	Warehouse/Distribution	Retail Trade	Europe	2,899	17	0.02%	INSEE (b)	Jun-2015	Jun-2018
Carrefour France, SAS (a)	46%	Lens, FR	Warehouse/Distribution	Retail Trade	Europe	2,598	15	0.02%	INSEE (b)	Jun-2015	Jun-2018
Carrefour France, SAS (a)	46%	Nîmes, FR	Warehouse/Distribution	Retail Trade	Europe	2,554	13	0.01%	INSEE (b)	Jun-2015	Jun-2018
Carrefour France, SAS (a)	46%	Nîmes, FR	Warehouse/Distribution	Retail Trade	Europe	596	3	0.00%	INSEE (b)	Jun-2015	Jun-2018

Carrefour France, SAS Total						1,346,620	7,464	8.32%

The American Bottling Company	100%	Irving, TX	Industrial	Beverages, Food, and Tobacco	South	459,497	2,969	3.31%	CPI	Jul-2014	Jul-2029
The American Bottling Company	100%	Houston, TX	Industrial	Beverages, Food, and Tobacco	South	262,450	1,926	2.15%	CPI	Jul-2014	Jul-2029

The American Bottling Company Total						721,947	4,895	5.45%

The New York Times Company	18%	New York, NY	Office	Media: Printing and Publishing	East	126,420	4,358	4.86%	Fixed	Mar-2024	Mar-2044

JP Morgan Chase Bank, N.A.	100%	Fort Worth, TX	Office	Banking	South	384,246	3,862	4.30%	None	Feb-2030	Feb-2050

Orbital Sciences Corporation	100%	Chandler, AZ	Industrial	Aerospace and Defense	West	355,307	3,307	3.68%	CPI	Sep-2019	Sep-2029

US Airways Group, Inc.	75%	Tempe, AZ	Office	Transportation - Personal	West	167,890	3,297	3.67%	CPI	Apr-2014	Nov-2029

Bouygues Telecom, S.A.(a)	75%	Illkirch-Graffenstaden, France	Office	Telecommunications	Europe	80,126	2,323	2.59%	INSEE (b)	Feb-2013	Feb-2013
Bouygues Telecom, S.A.(a)	95%	Tours, France	Office	Telecommunications	Europe	66,413	916	1.02%	INSEE (b)	Sep-2012	Sep-2012

Bouygues Telecom, S.A. Total						146,539	3,239	3.61%

Federal Express Corporation	40%	Collierville, TN	Office	Transportation - Cargo	South	39,038	717	0.80%	CPI	Aug-2019	Aug-2039
Federal Express Corporation	40%	Collierville, TN	Office	Transportation - Cargo	South	39,038	717	0.80%	CPI	Aug-2019	Aug-2039
Federal Express Corporation	40%	Collierville, TN	Office	Transportation - Cargo	South	39,038	717	0.80%	CPI	Aug-2019	Aug-2039
Federal Express Corporation	40%	Collierville, TN	Office	Transportation - Cargo	South	39,038	717	0.80%	CPI	Aug-2019	Aug-2039
Federal Express Corporation	100%	Corpus Christi, TX	Warehouse/Distribution	Transportation - Cargo	South	30,212	213	0.24%	Fixed	May-2012	May-2017
Federal Express Corporation	100%	College Station, TX	Warehouse/Distribution	Transportation - Cargo	South	12,080	70	0.08%	Fixed	Apr-2012	Apr-2017

Federal Express Corporation Total						198,444	3,151	3.51%

The Titan Corporation	100%	San Diego, CA	Office	Electronics	West	166,403	3,055	3.40%	CPI	Jul-2012	Jul-2017

Medica France S.A. (a)	46%	Paris, France	Other	Healthcare, Education and Childcare	Europe	24,770	607	0.68%	INSEE (b)	Sep-2021	Sep-2030
Medica France S.A. (a)	46%	Sarcelles, France	Other	Healthcare, Education and Childcare	Europe	34,620	607	0.68%	INSEE (b)	Sep-2021	Sep-2030
Medica France S.A. (a)	46%	Chatou, France	Other	Healthcare, Education and Childcare	Europe	24,666	379	0.42%	INSEE (b)	Sep-2021	Sep-2030
Medica France S.A. (a)	46%	Poissy, France	Other	Healthcare, Education and Childcare	Europe	24,592	379	0.42%	INSEE (b)	Sep-2021	Sep-2030
Medica France S.A. (a)	46%	Rosny sous Bois, France	Other	Healthcare, Education and Childcare	Europe	21,846	379	0.42%	INSEE (b)	Sep-2021	Sep-2030
Medica France S.A. (a)	46%	Rueil Malmaison, France	Other	Healthcare, Education and Childcare	Europe	23,813	379	0.42%	INSEE (b)	Sep-2021	Sep-2030

Medica France S.A. Total						154,306	2,730	3.04%

CheckFree Corporation	50%	Norcross, GA	Office	Business and Commercial Services	South	50,063	993	1.11%	CPI	Dec-2015	Dec-2030
CheckFree Corporation	50%	Norcross, GA	Office	Business and Commercial Services	South	34,150	843	0.94%	CPI	Dec-2015	Dec-2030
CheckFree Corporation	50%	Norcross, GA	Office	Business and Commercial Services	South	26,125	636	0.71%	CPI	Dec-2015	Dec-2030
CheckFree Corporation	50%	Norcross, GA	Land	Business and Commercial Services	South	1	80	0.09%	CPI	Dec-2015	Dec-2030

CheckFree Corporation Total						110,338	2,552	2.84%

Schuler AG (a)	33%	Göppingen, Germany	Industrial	Machinery	Europe	246,355	2,250	2.51%	CPI	Oct-2027	Oct-2047

AutoZone, Inc.	100%	San Antonio, TX	Retail	Retail Trade	South	5,400	56	0.06%	None	Aug-2013	Aug-2038
AutoZone, Inc.	100%	Albuquerque, NM	Retail	Retail Trade	West	5,400	55	0.06%	None	Aug-2013	Aug-2038
AutoZone, Inc.	100%	Jacksonville, FL	Retail	Retail Trade	South	5,400	54	0.06%	None	Aug-2013	Aug-2038
AutoZone, Inc.	100%	Houston, TX	Retail	Retail Trade	South	5,400	54	0.06%	None	Aug-2013	Aug-2038
AutoZone, Inc.	100%	Gastonia, NC	Retail	Retail Trade	East	5,400	52	0.06%	None	Jan-2016	Jan-2026
AutoZone, Inc.	100%	Corpus Christi, TX	Retail	Retail Trade	South	6,600	52	0.06%	None	Jan-2016	Jan-2026
AutoZone, Inc.	100%	Statesville, NC	Retail	Retail Trade	East	5,400	51	0.06%	None	Jan-2016	Jan-2026
AutoZone, Inc.	100%	Lenoir, NC	Retail	Retail Trade	East	5,400	51	0.06%	None	Jan-2016	Jan-2026
AutoZone, Inc.	100%	Corpus Christi, TX	Retail	Retail Trade	South	6,480	51	0.06%	None	Jan-2016	Jan-2026
AutoZone, Inc.	100%	Victoria, TX	Retail	Retail Trade	South	6,480	51	0.06%	None	Jan-2016	Jan-2026
AutoZone, Inc.	100%	Macon, GA	Retail	Retail Trade	East	5,400	50	0.06%	None	Aug-2013	Aug-2038
AutoZone, Inc.	100%	Lexington, SC	Retail	Retail Trade	South	5,400	50	0.06%	None	Aug-2013	Aug-2038
AutoZone, Inc.	100%	St. Peters, MO	Retail	Retail Trade	Midwest	5,400	49	0.05%	Fixed	Aug-2012	Aug-2037

W. P. CAREY & CO. LLC
Detailed Property Summary (Pro rata basis)
December 31, 2010

	Percent					Square	Annualized Rent	Percentage of
Tenant/Lease Guarantor	Ownership	Property Location	Property Type	Tenant Industry	Region	Footage(e)	(in thousands)	Total Rent(e)	Increase Factor	Lease Expiration	Maximum Term
AutoZone, Inc.	100%	St. Peters, MO	Retail	Retail Trade	Midwest	6,660	49	0.05%	Fixed	Aug-2012	Aug-2037
AutoZone, Inc.	100%	Jacksonville, FL	Retail	Retail Trade	South	5,400	48	0.05%	None	Aug-2013	Aug-2038
AutoZone, Inc.	100%	Decatur, AL	Retail	Retail Trade	South	5,400	45	0.05%	None	Feb-2016	Feb-2026
AutoZone, Inc.	100%	Phenix City, AL	Retail	Retail Trade	South	5,400	45	0.05%	None	Feb-2016	Feb-2026
AutoZone, Inc.	100%	Mobile, AL	Retail	Retail Trade	South	5,400	45	0.05%	None	Feb-2016	Feb-2026
AutoZone, Inc.	100%	Alton, IL	Retail	Retail Trade	Midwest	5,400	45	0.05%	None	Feb-2016	Feb-2026
AutoZone, Inc.	100%	Belleville, IL	Retail	Retail Trade	Midwest	5,400	45	0.05%	None	Feb-2016	Feb-2026
AutoZone, Inc.	100%	Breckenridge, MO	Retail	Retail Trade	Midwest	5,400	44	0.05%	None	Feb-2016	Feb-2026
AutoZone, Inc.	100%	Chickasaw, AL	Retail	Retail Trade	South	5,400	43	0.05%	None	Feb-2016	Feb-2026
AutoZone, Inc.	100%	Montgomery, AL	Retail	Retail Trade	South	5,400	43	0.05%	None	Feb-2016	Feb-2026
AutoZone, Inc.	100%	Columbus, GA	Retail	Retail Trade	South	5,400	43	0.05%	None	Feb-2016	Feb-2026
AutoZone, Inc.	100%	Albany, GA	Retail	Retail Trade	South	5,400	43	0.05%	None	Feb-2016	Feb-2026
AutoZone, Inc.	100%	West Monroe, LA	Retail	Retail Trade	South	5,400	43	0.05%	None	Feb-2016	Feb-2026
AutoZone, Inc.	100%	Baton Rouge, LA	Retail	Retail Trade	South	5,400	43	0.05%	None	Feb-2016	Feb-2026
AutoZone, Inc.	100%	Lake Charles, LA	Retail	Retail Trade	South	6,480	43	0.05%	None	Feb-2016	Feb-2026
AutoZone, Inc.	100%	Lake Charles, LA	Retail	Retail Trade	Midwest	6,480	43	0.05%	None	Feb-2016	Feb-2026
AutoZone, Inc.	100%	Maplewood, MO	Retail	Retail Trade	Midwest	6,480	43	0.05%	None	Feb-2016	Feb-2026
AutoZone, Inc.	100%	Overland, MO	Retail	Retail Trade	South	6,480	43	0.05%	None	Aug-2013	Aug-2038
AutoZone, Inc.	100%	Charlotte, NC	Retail	Retail Trade	East	5,400	42	0.05%	None	Jan-2016	Jan-2026
AutoZone, Inc.	100%	San Antonio, TX	Retail	Retail Trade	South	5,400	42	0.05%	None	Jan-2016	Jan-2026
AutoZone, Inc.	100%	Farmington, NM	Retail	Retail Trade	West	5,400	42	0.05%	None	Aug-2013	Aug-2038
AutoZone, Inc.	100%	Brunswick, GA	Retail	Retail Trade	South	5,400	40	0.04%	Fixed	Aug-2012	Aug-2037
AutoZone, Inc.	100%	Hammond, LA	Retail	Retail Trade	South	6,480	40	0.04%	None	Aug-2013	Aug-2038
AutoZone, Inc.	100%	Waco, TX	Retail	Retail Trade	South	4,800	38	0.04%	None	Jan-2016	Jan-2026
AutoZone, Inc.	100%	Collinsville, IL	Retail	Retail Trade	Midwest	5,400	36	0.04%	None	Feb-2016	Feb-2026
AutoZone, Inc.	100%	Wood River, IL	Retail	Retail Trade	Midwest	5,400	36	0.04%	None	Feb-2016	Feb-2026
AutoZone, Inc.	100%	St. Louis, MO	Retail	Retail Trade	Midwest	5,400	36	0.04%	None	Feb-2016	Feb-2026
AutoZone, Inc.	100%	Panama City, FL	Retail	Retail Trade	South	5,401	35	0.04%	Fixed	Aug-2012	Aug-2037
AutoZone, Inc.	100%	Jacksonville, FL	Retail	Retail Trade	South	5,000	35	0.04%	Fixed	Aug-2012	Aug-2037
AutoZone, Inc.	100%	Augusta, GA	Retail	Retail Trade	South	5,400	34	0.04%	None	Aug-2013	Aug-2038
AutoZone, Inc.	100%	Bessemer, AL	Retail	Retail Trade	South	5,400	32	0.04%	None	Feb-2016	Feb-2026
AutoZone, Inc.	100%	Shelby, NC	Retail	Retail Trade	South	6,660	31	0.03%	None	Jan-2016	Jan-2026
AutoZone, Inc.	100%	Austin, TX	Retail	Retail Trade	South	4,000	31	0.03%	None	Jan-2016	Jan-2026
AutoZone, Inc.	100%	Nederland, TX	Retail	Retail Trade	South	4,000	31	0.03%	None	Jan-2016	Jan-2026
AutoZone, Inc.	100%	West Orange, TX	Retail	Retail Trade	East	4,000	31	0.03%	Fixed	Aug-2012	Aug-2037
AutoZone, Inc.	100%	Kannapolis, NC	Retail	Retail Trade	East	6,408	24	0.03%	Fixed	Oct-2015	Oct-2025
AutoZone, Inc.	100%	Baton Rouge, LA	Retail	Retail Trade	South	5,401	23	0.03%	Fixed	Apr-2014	Apr-2019
AutoZone, Inc.	100%	Knoxville, TN	Retail	Retail Trade	South	6,660	23	0.03%	Fixed	May-2014	May-2024
AutoZone, Inc.	100%	Baton Rouge, LA	Retail	Retail Trade	South	6,600	22	0.02%	Fixed	Mar-2014	Mar-2024
AutoZone, Inc.	100%	East Ridge, TN	Retail	Retail Trade	South	6,480	21	0.02%	Fixed	Oct-2013	Oct-2023
AutoZone, Inc.	100%	Morgantown, NC	Retail	Retail Trade	East	5,400	20	0.02%	Fixed	Oct-2015	Aug-2019

AutoZone, Inc. Total						302,230	2,217	2.47%

Brown Institute, Ltd.	100%	Mendota Heights, MN	Other	Healthcare, Education and Childcare	Midwest	136,400	2,069	2.31%	Fixed	May-2011	May-2019

Sybron Dental Specialties, Inc.	100%	Romulus, MI	Industrial	Healthcare, Education and Childcare	Midwest	220,000	1,454	1.62%	CPI	Dec-2018	Dec-2043
Sybron Dental Specialties, Inc.	100%	Glendora, CA	Office	Healthcare, Education and Childcare	West	25,000	555	0.62%	CPI	Dec-2018	Dec-2043

Sybron Dental Specialties, Inc. Total						245,000	2,009	2.24%

Unisource Worldwide, Inc.	100%	Commerce, CA	Warehouse/Distribution	Forest Products and Paper	West	411,561	1,564	1.74%	Fixed	Apr-2020	Apr-2030
Unisource Worldwide, Inc.	100%	Anchorage, AK	Warehouse/Distribution	Forest Products and Paper	West	44,712	362	0.40%	Fixed	Dec-2014	Dec-2029

Unisource Worldwide, Inc. Total						456,273	1,926	2.15%

Amylin Pharmaceuticals, Inc.	50%	San Diego, CA	Office	Business and Commercial Services	West	35,951	910	1.01%	Fixed	Jul-2019	Jul-2029
Amylin Pharmaceuticals, Inc.	50%	San Diego, CA	Industrial	Business and Commercial Services	West	36,204	910	1.01%	Fixed	Jul-2019	Jul-2029

Amylin Pharmaceuticals, Inc. Total						72,155	1,820	2.03%

LIVHO, Inc.	100%	Livonia, MI	Hospitality	Hotels and Gaming	Midwest	158,000	1,800	2.01%	Fixed	Jan-2012	Jan-2012

W. P. CAREY & CO. LLC
Detailed Property Summary (Pro rata basis)
December 31, 2010

	Percent					Square	Annualized Rent	Percentage of
Tenant/Lease Guarantor	Ownership	Property Location	Property Type	Tenant Industry	Region	Footage(e)	(in thousands)	Total Rent(e)	Increase Factor	Lease Expiration	Maximum Term
Eroski Sociedad Cooperativa	70%	Mallorca, Spain	Warehouse/Distribution	Retail Trade	Europe	138,383	1,674	1.87%	3% or CPI	Jun-2030	Jun-2045
BE Aerospace, Inc.	100%	Lenexa, KS	Industrial	Aerospace and Defense	Midwest	130,094	666	0.74%	Fixed	Sep-2017	Sep-2037
BE Aerospace, Inc.	100%	Winston-Salem, NC	Warehouse/Distribution	Aerospace and Defense	East	90,800	268	0.30%	Fixed	Sep-2017	Sep-2037
BE Aerospace, Inc.	100%	Winston-Salem, NC	Industrial	Aerospace and Defense	East	74,026	218	0.24%	Fixed	Sep-2017	Sep-2037
BE Aerospace, Inc.	100%	Winston-Salem, NC	Industrial	Aerospace and Defense	East	50,200	148	0.16%	Fixed	Sep-2017	Sep-2037
BE Aerospace, Inc.	100%	Winston-Salem, NC	Office	Aerospace and Defense	East	43,788	129	0.14%	Fixed	Sep-2017	Sep-2037
BE Aerospace, Inc.	100%	Dallas, TX	Industrial	Aerospace and Defense	South	22,680	127	0.14%	Fixed	Sep-2017	Sep-2037
BE Aerospace, Inc.	100%	Winston-Salem, NC	Industrial	Aerospace and Defense	East	15,402	45	0.05%	Fixed	Sep-2017	Sep-2037

BE Aerospace, Inc. Total						426,990	1,601	1.78%

Cleo, Inc.	100%	Memphis, TN	Warehouse/Distribution	Forest Products and Paper	South	614,274	958	1.07%	CPI	Dec-2011	Dec-2011
Cleo, Inc.	100%	Memphis, TN	Warehouse/Distribution	Forest Products and Paper	South	391,896	612	0.68%	CPI	Dec-2011	Dec-2011

Cleo, Inc. Total						1,006,170	1,570	1.75%

Lowe’s Home Improvement Warehouse	100%	Bellevue, WA	Retail	Retail Trade	West	143,352	1,539	1.71%	CPI	Aug-2018	Aug-2018

Information Resources, Inc.	33%	Chicago, IL	Office	Business and Commercial Services	Midwest	53,195	957	1.07%	CPI	Mar-2021	Mar-2021
Information Resources, Inc.	33%	Chicago, IL	Office	Business and Commercial Services	Midwest	30,797	554	0.62%	CPI	Feb-2011	Oct-2023

Information Resources, Inc. Total						83,992	1,511	1.68%

World Color Printing (USA) Corp.	100%	Doraville, GA	Industrial	Media: Printing and Publishing	South	432,559	1,501	1.67%	CPI	Dec-2017	Dec-2042

Sprint Spectrum Realty Company, L.P.	100%	Rio Rancho, NM	Office	Telecommunications	West	94,730	1,425	1.59%	Fixed	May-2016	May-2021

AT&T Corporation	100%	Bridgeton, MO	Industrial	Telecommunications	Midwest	85,510	1,360	1.52%	Fixed	Sep-2011	Jun-2021

Hologic, Inc.	36%	Bedford, MA	Industrial	Electronics	East	74,520	1,035	1.15%	CPI	Aug-2022	Aug-2042
Hologic, Inc.	36%	Danbury, CT	Industrial	Electronics	East	22,335	235	0.26%	CPI	Aug-2022	Aug-2042

Hologic, Inc. Total						96,855	1,270	1.42%

Lockheed Martin Corporation	100%	King of Prussia, PA	Office	Business and Commercial Services	East	88,578	864	0.96%	Fixed	Jul-2013	Jul-2023
Lockheed Martin Corporation	100%	Webster, TX	Industrial	Business and Commercial Services	South	30,176	309	0.34%	Fixed	Oct-2011	Jul-2021
Lockheed Martin Corporation	100%	Webster, TX	Warehouse/Distribution	Business and Commercial Services	South	8,921	91	0.10%	Fixed	Dec-2011	Dec-2011

Lockheed Martin Corporation Total						127,675	1,264	1.41%

United States Postal Service	100%	Bloomingdale, IL	Office	Federal, State and Local Government	Midwest	60,000	1,170	1.30%	Fixed	Apr-2016	Apr-2016
Anthony’s Manufacturing Company, Inc.	100%	San Fernando, CA	Industrial	Consumer and Durable Goods	West	95,420	606	0.68%	CPI	May-2012	May-2012
Anthony’s Manufacturing Company, Inc.	100%	San Fernando, CA	Industrial	Consumer and Durable Goods	West	40,285	256	0.29%	CPI	May-2012	May-2012
Anthony’s Manufacturing Company, Inc.	100%	San Fernando, CA	Industrial	Consumer and Durable Goods	West	39,920	254	0.28%	CPI	May-2012	May-2012
Anthony’s Manufacturing Company, Inc.	100%	San Fernando, CA	Industrial	Consumer and Durable Goods	West	7,220	46	0.05%	CPI	May-2012	May-2012

Anthony’s Manufacturing Company, Inc. Total						182,845	1,162	1.29%

Fiskars Brands, Inc.	100%	Apopka, FL	Industrial	Chemicals, Plastics, Rubber, and Glass	South	260,160	1,081	1.20%	Fixed	Mar-2015	Mar-2015
Fiskars Brands, Inc.	100%	Apopka, FL	Industrial	Chemicals, Plastics, Rubber, and Glass	South	109,377	69	0.08%	Fixed	Mar-2015	Mar-2015

Fiskars Brands, Inc. Total						369,537	1,150	1.28%

The United States Playing Card Company	100%	Erlanger, KY	Warehouse/Distribution	Media: Printing and Publishing	East	409,600	836	0.93%	Fixed	Jun-2017	Jun-2020
The United States Playing Card Company	100%	Erlanger, KY	Warehouse/Distribution	Consumer and Durable Goods	East	162,604	301	0.34%	Fixed	Jun-2017	Jun-2020

The United States Playing Card Company Total						572,204	1,137	1.27%

OBI Group (a)	100%	Wroclaw, Poland	Retail	Retail Trade	Europe	113,559	969	1.08%	CPI	Dec-2025	Dec-2040

Consolidated Systems, Inc.	60%	Columbia, SC	Industrial	Mining, Metals, and Primary Metal Industries	East	294,249	823	0.92%	Fixed	Oct-2026	Oct-2046
Consolidated Systems, Inc.	60%	Columbia, SC	Office	Mining, Metals, and Primary Metal Industries	East	24,459	68	0.08%	Fixed	Oct-2026	Oct-2046
Consolidated Systems, Inc.	60%	Columbia, SC	Warehouse/Distribution	Mining, Metals, and Primary Metal Industries	East	13,792	39	0.04%	Fixed	Oct-2026	Oct-2046
Consolidated Systems, Inc.	60%	Columbia, SC	Warehouse/Distribution	Mining, Metals, and Primary Metal Industries	East	6,266	18	0.02%	Fixed	Oct-2026	Oct-2046

Consolidated Systems, Inc. Total						338,766	948	1.06%

24 Hour Fitness USA, Inc.	100%	Austin, TX	Other	Leisure, Amusement, Entertainment	South	43,935	927	1.03%	CPI	Jun-2017	Jun-2037

Sports Wholesale, Inc.	100%	Birmingham, AL	Warehouse/Distribution	Retail Trade	South	219,312	924	1.03%	CPI	Dec-2014	Dec-2029

NVR, Inc.	100%	Thurmont, MD	Industrial	Construction and Building	East	150,468	735	0.82%	CPI	Apr-2014	Apr-2039
NVR, Inc.	100%	Farmington, NY	Industrial	Construction and Building	East	29,273	143	0.16%	CPI	Apr-2014	Apr-2039

NVR, Inc. Total						179,741	878	0.98%

Swat-Fame, Inc.	100%	City of Industry, CA	Industrial	Textiles, Leather, and Apparel	West	233,205	851	0.95%	CPI	Jun-2020	Jun-2020

Juniper Networks, Inc.	100%	Sunnyvale, CA	Industrial	Electronics	West	50,311	646	0.72%	Fixed	Nov-2011	Nov-2021

BellSouth Telecommunications, Inc.	100%	Fort Lauderdale, FL	Warehouse/Distribution	Telecommunications	South	80,450	613	0.68%	Fixed	Jun-2016	Jun-2021

Childtime Childcare, Inc.	34%	Alhambra, CA	Other	Healthcare, Education and Childcare	West	2,262	58	0.06%	CPI	Jan-2016	Jan-2041
Childtime Childcare, Inc.	34%	Tustin, CA	Other	Healthcare, Education and Childcare	West	2,264	57	0.06%	CPI	Jan-2016	Jan-2041
Childtime Childcare, Inc.	34%	Canton, MI	Other	Healthcare, Education and Childcare	Midwest	2,311	52	0.06%	CPI	Jan-2016	Jan-2041
Childtime Childcare, Inc.	34%	Chino, CA	Other	Healthcare, Education and Childcare	West	2,166	50	0.06%	CPI	Jan-2016	Jan-2041
Childtime Childcare, Inc.	34%	Carrollton, TX	Other	Healthcare, Education and Childcare	South	2,438	50	0.06%	CPI	Jan-2016	Jan-2041
Childtime Childcare, Inc.	34%	Duncanville, TX	Other	Healthcare, Education and Childcare	South	2,438	50	0.06%	CPI	Jan-2016	Jan-2041

W. P. CAREY & CO. LLC
Detailed Property Summary (Pro rata basis)
December 31, 2010

	Percent					Square	Annualized Rent	Percentage of
Tenant/Lease Guarantor	Ownership	Property Location	Property Type	Tenant Industry	Region	Footage(e)	(in thousands)	Total Rent(e)	Increase Factor	Lease Expiration	Maximum Term
Childtime Childcare, Inc.	34%	Lewisville, TX	Other	Healthcare, Education and Childcare	South	2,440	50	0.06%	CPI	Jan-2016	Jan-2041
Childtime Childcare, Inc.	34%	Garden Grove, CA	Other	Healthcare, Education and Childcare	West	2,848	49	0.05%	CPI	Jan-2016	Jan-2041
Childtime Childcare, Inc.	34%	Tucson, AZ	Other	Healthcare, Education and Childcare	West	2,165	40	0.04%	CPI	Jan-2016	Jan-2041
Childtime Childcare, Inc.	34%	Chandler, AZ	Other	Healthcare, Education and Childcare	West	2,026	38	0.04%	CPI	Jan-2016	Jan-2041
Childtime Childcare, Inc.	34%	Westland, MI	Other	Healthcare, Education and Childcare	Midwest	2,787	38	0.04%	CPI	Jan-2016	Jan-2041
Childtime Childcare, Inc.	34%	Westland, MI	Other	Healthcare, Education and Childcare	Midwest	2,472	29	0.03%	CPI	Jan-2016	Jan-2041

Childtime Childcare, Inc. Total						28,617	561	0.63%

United Stationers Supply Company	100%	San Antonio, TX	Warehouse/Distribution	Forest Products and Paper	South	63,098	252	0.28%	CPI	Mar-2014	Mar-2017
United Stationers Supply Company	100%	New Orleans, LA	Warehouse/Distribution	Forest Products and Paper	South	59,560	238	0.27%	CPI	Sep-2012	Sep-2012

United Stationers Supply Company Total						122,658	490	0.55%

Alstom Power	100%	Erlanger, KY	Warehouse/Distribution	Business and Commercial Services	East	197,400	485	0.54%	Fixed	Jun-2017	Jun-2020

Jada Toys, Inc.	100%	City of Industry, CA	Industrial	Consumer Non-durable Goods	West	92,595	485	0.54%	Fixed	Apr-2012	Apr-2017

Petrocon Engineering, Inc.	100%	Beaumont, TX	Office	Business and Commercial Services	South	34,300	317	0.35%	Fixed	Dec-2011	Dec-2014
Petrocon Engineering, Inc.	100%	Beaumont, TX	Office	Business and Commercial Services	South	8,580	79	0.09%	Fixed	Dec-2011	Dec-2014

Petrocon Engineering, Inc. Total						42,880	396	0.44%

Kmart Corporation	100%	Drayton Plains, MI	Retail	Retail Trade	Midwest	103,018	210	0.23%	None	Mar-2016	Mar-2026
Kmart Corporation	100%	Citrus Heights, CA	Retail	Retail Trade	West	89,760	180	0.20%	None	May-2016	May-2026

Kmart Corporation Total						192,778	390	0.43%

Pioneer Credit Recovery, Inc.	100%	Moorestown, NJ	Office	Business and Commercial Services	East	30,000	390	0.43%	Fixed	Apr-2012	Apr-2018

Faurecia Exhaust Systems	100%	Toledo, OH	Office	Automobile	Midwest	61,000	387	0.43%	CPI	Nov-2022	Nov-2022

Wal-Mart Stores, Inc.	100%	Greenfield, IN	Warehouse/Distribution	Retail Trade	Midwest	82,620	331	0.37%	None	Jan-2020	Jan-2025

S&ME, Inc.	100%	Raleigh, NC	Office	Business and Commercial Services	East	27,770	328	0.37%	Fixed	Jul-2016	Jul-2026

3E Trading LLC (c)	100%	West Mifflin, PA	Retail	Consumer Non-durable Goods	East	121,053	303	0.34%	None	MTM	MTM

Tubular Metal Systems	100%	Pinconning, MI	Industrial	Automobile	Midwest	220,588	298	0.33%	CPI	Jul-2013	Dec-2022

Qwest Communications, Inc.	100%	Scottsdale, AZ	Industrial	Telecommunications	West	2,900	178	0.20%	Fixed	Feb-2012	Feb-2017
Qwest Communications, Inc.	100%	Scottsdale, AZ	Industrial	Telecommunications	West	1,560	96	0.11%	Fixed	Feb-2012	Feb-2017

Qwest Communications, Inc. Total						4,460	274	0.31%

Penberthy, Inc.	100%	Prophetstown, IL	Industrial	Mining, Metals, and Primary Metal Industries	Midwest	161,878	269	0.30%	CPI	Apr-2011	Apr-2026

Deloro Satellite Company, Inc.	100%	Goshen, IN	Industrial	Mining, Metals, and Primary Metal Industries	Midwest	52,000	260	0.29%	Fixed	Feb-2018	Feb-2023

United Space Alliance, LLC	100%	Webster, TX	Warehouse/Distribution	Business and Commercial Services	South	43,937	253	0.28%	None	Sep-2013	Sep-2013

Fairpoint Communications, Inc.	100%	Milton, VT	Industrial	Telecommunications	East	30,624	221	0.25%	Fixed	Feb-2013	Feb-2013

Continental Airlines, Inc.	100%	Houston, TX	Warehouse/Distribution	Transportation - Personal	South	25,125	207	0.23%	Fixed	Jul-2013	Jul-2013

Multi-Tenant Building	100%	Broomfield, CO	Office	Various	West	50,968	203	0.23%	Various	Various	Various

Lincoln Technical Institute, Inc.	100%	Moorestown, NJ	Office	Healthcare, Education and Childcare	East	35,567	203	0.23%	Fixed	Apr-2025	Apr-2025

Xerox Corporation	100%	Hot Springs, AR	Retail	Machinery	South	36,850	190	0.21%	Fixed	Mar-2014	Mar-2017

Candle Lamp Company, LLC	100%	Memphis, TN	Warehouse/Distribution	Consumer Non-durable Goods	South	75,000	188	0.21%	CPI	Mar-2014	Mar-2014

Kenyon International Emergency Services	100%	Houston, TX	Warehouse/Distribution	Healthcare, Education and Childcare	South	17,725	96	0.11%	None	Oct-2014	Oct-2019

Raytheon Company	100%	Webster, TX	Industrial	Business and Commercial Services	South	9,138	89	0.10%	Fixed	Jul-2011	Jul-2025

Golder Associates Inc.	100%	Houston, TX	Office	Business and Commercial Services	South	8,066	28	0.03%	Fixed	Oct-2017	Oct-2022
Golder Associates Inc.	100%	Houston, TX	Office	Business and Commercial Services	South	7,730	27	0.03%	Fixed	Oct-2017	Oct-2022

Golder Associates Inc. Total						15,796	55	0.06%

Moran Foods, Inc.	100%	Montgomery, AL	Retail	Beverages, Food, and Tobacco	South	32,690	53	0.06%	None	Sep-2017	Sep-2037

Olmsted Kirk Paper Co.	100%	Beaumont, TX	Office	Forest Products and Paper	South	5,760	47	0.05%	Fixed	Dec-2017	Dec-2022

RGIS, LLC	100%	Bloomingdale, IL	Office	Business and Commercial Services	Midwest	2,550	46	0.05%	Fixed	Nov-2011	Nov-2011

SBH Holdings, LLC	100%	Houston, TX	Office	Healthcare, Education and Childcare	South	5,632	44	0.05%	Fixed	Aug-2013	Aug-2016

Cypress Creek Partners, LLC	100%	Little Rock, AR	Retail	Grocery	South	21,932	35	0.04%	None	Mar-2017	Mar-2022

Jerry Prater Trucking Incorporated	100%	Salisbury, NC	Industrial	Transportation - Cargo	East	13,284	28	0.03%	Fixed	Sep-2011	Sep-2012

Pittsburgh Institute of Aeronautics (c)	100%	West Mifflin, PA	Retail	Transportation - Personal	East	1	20	0.02%	None	MTM	MTM

W. P. CAREY & CO. LLC
Detailed Property Summary (Pro rata basis)
December 31, 2010

	Percent					Square	Annualized Rent	Percentage of
Tenant/Lease Guarantor	Ownership	Property Location	Property Type	Tenant Industry	Region	Footage(e)	(in thousands)	Total Rent(e)	Increase Factor	Lease Expiration	Maximum Term
Florida Central Railroad Company	100%	Apopka, FL	Industrial	Transportation - Cargo	South	5,292	15	0.02%	None	Mar-2020	Mar-2020

Classic Cuisines Catering	100%	Bloomingdale, IL	Office	Hotels and Gaming	Midwest	1,000	10	0.01%	None	Apr-2011	Apr-2011

Action Buys Cars, Inc. (c)	100%	Montgomery, AL	Retail	Retail Trade	South	1	10	0.01%	None	MTM	MTM

Common Area Space (c)	100%	Bloomingdale, IL	Office	N/A	Midwest	14,084	—	0.00%	None	MTM	MTM
Vacant	100%	Charlotte, NC	Industrial	N/A	East	437,500	—	—	N/A	N/A	N/A
Vacant	100%	Salisbury, NC	Warehouse/Distribution	N/A	East	287,000	—	—	N/A	N/A	N/A
Vacant	100%	Jacksonville, FL	Warehouse/Distribution	N/A	South	240,000	—	—	N/A	N/A	N/A

Vacant	100%	Webster, TX	Warehouse/Distribution & Industrial	N/A	South	108,206	—	—	N/A	N/A	N/A

Vacant	100%	Bridgeton, MO	Office	N/A	Midwest	78,080	—	—	N/A	N/A	N/A
Vacant	100%	Venice, CA	Office	N/A	West	77,719	—	—	N/A	N/A	N/A
Vacant	95%	Tours, France	Office	N/A	Europe	40,988	—	—	N/A	N/A	N/A
Vacant	100%	Broomfield, CO	Office	N/A	West	61,769	—	—	N/A	N/A	N/A
Vacant	100%	Bloomingdale, IL	Office	N/A	Midwest	38,366	—	—	N/A	N/A	N/A

Vacant	100%	Houston, TX	Warehouse/Distribution & Office	N/A	South	60,533	—	—	N/A	N/A	N/A

Vacant	100%	Brewton, AL	Retail	N/A	South	30,625	—	—	N/A	N/A	N/A

Vacant	75%	Illkirch-Graffenstaden, France	Office	N/A	Europe	27,092	—	—	N/A	N/A	N/A

Vacant	100%	Salisbury, NC	Office	N/A	East	10,681	—	—	N/A	N/A	N/A

Vacant Total						1,498,559	—	-

Grand Total (d)						13,954,766	$89,751	100%

(a)	Rents reflect a conversion rate of 1.3253 EUR/USD as of December 31, 2010.

(b)	INSEE construction index, an index published quarterly by the French Government.

(c)	Tenant is occupying property on a month-to-month (MTM) basis.

(d)	Excludes 21 domestic self-storage properties in our Carey Storage subsidiary, totaling approximately 1.5 million square feet.

(e)	Numbers may not add due to rounding.